Exhibit 32
                                  CERTIFICATION

         In connection with the Quarterly Report of Gener8xion Entertainment,
Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), we, Matthew Crouch, Chief Executive Officer of the Company, and
Marilyn Beaubien certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d)
       of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of
       operations of the Company.

Date November 18, 2005

/s/  Matthew Crouch

Matthew Crouch
Chief Executive Officer

Date November 18, 2005

/s/ Marilyn Beaubien

Marilyn Beaubien
Chief Financial Officer (Principal Accounting Officer)